EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT


          This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May
                                                    ---------
9, 2005, is by and between CITADEL SECURITY SOFTWARE INC., a Delaware corporation (the "Company"), and each of the entities whose names appear on the
                   -------
signature  pages  hereof.  Such  entities  are  each  referred  to  herein as an
"Investor"  and,  collectively,  as  the  "Investors".
 --------                                  ---------

          A. The Company wishes to sell to each Investor, and each Investor wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, (A) shares (the "Preferred Shares") of the Company's Series B
                                -----------------
Convertible  Preferred  Stock  (the  "Preferred  Stock")  having  the rights and
                                      ----------------
privileges set forth in the form of Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation" or "Certificate"), (B) one or
    ----------         --------------------------      -----------
more  Warrant  in  the form attached hereto as Exhibit B (each, a "Warrant" and,
                                               ---------           -------
collectively,  the  "Warrants").
                     --------

          B. The Preferred Stock will be convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock") at the
                                                           ------------
Conversion Price (as defined below) and such shares are referred to herein as the "Conversion Shares". Each Warrant issued to an Investor will entitle such
      ------------------
Investor to purchase a number of shares of Common Stock equal to (i) the purchase price paid by such Investor for the Preferred Shares and Warrant being purchased by such Investor divided by (ii) the Conversion Price times (iii)
                               -----------                           -----
forty percent (40%). The Warrants will have an exercise price equal to $1.75 per share (subject to adjustment as provided therein) and will expire on the tenth (10th) anniversary of the issuance thereof. The shares of Common Stock into which the Warrants are exercisable are referred to herein as the "Warrant
                                                                         -------
Shares".  The  Preferred  Shares,  the  Conversion  Shares, the Warrants and the
------
Warrant Shares are collectively referred to herein as the "Securities".
                                                           ----------


          C. The Company has agreed to effect the registration of the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement in
                --------------
the  form  attached  hereto  as Exhibit C (the "Registration Rights Agreement").
                                ---------       -----------------------------

          D. The sale of the Preferred Shares and the Warrants by the Company to the Investors will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as
                                                              ------------
promulgated  by  the  Commission  (as  defined  below) under the Securities Act.

          In consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor hereby agree as follows:

1.   PURCHASE  AND  SALE  OFPREFERRED  SHARES  AND  WARRANTS.
     -------------------------------------------------------

     1.1  Initial  Closing.  Upon  the  terms and subject to the satisfaction or
          ----------------
waiver of the conditions set forth herein, the Company agrees to sell and each Investor agrees to purchase for the Purchase Price (as defined below) (i) the number of Preferred Shares set forth below such Investor's name on the signature pages hereof (each, an "Initial Preferred Share" and, together with the other
                           -----------------------
Preferred Shares issued and sold at the Initial Closing (as defined below), the "Initial Preferred Shares") and (ii) a Warrant to purchase the number of Warrant
 ------------------------
Shares  indicated  on  the  signature  page  hereof  (an  "Initial Warrant" and,
                                                           ---------------
together  with  the  other  Warrants issued and sold at the Initial Closing, the
"Initial  Warrants").  The  closing  of  the  purchase  and  sale of the Initial
 -----------------
Preferred  Shares and Initial Warrants (the "Initial Closing") will be deemed to
                                             ---------------
occur at the offices of Duval & Stachenfeld LLP, 300 East 42nd Street, New York, New York 10017, when (A) this Agreement and the other Initial Transaction
Documents (as defined below) have been executed and delivered by the Company and, to the extent applicable, by each Investor, (B) each of the conditions to the Initial Closing described in Sections 5.1 and 5.2 hereof has been satisfied
                                  ------------     ---
or waived by the Company or each Investor, as appropriate, and (C) each Investor shall have delivered the Purchase Price payable by it to the Company by wire transfer of immediately available funds against physical delivery of duly executed certificates representing the Initial Preferred Shares and Initial Warrant being purchased by such Investor. The date on which the Initial Closing occurs is referred to herein as the "Initial Closing Date".
                                            ----------------------

     1.2  Put  Option  Closing.  In the event that each Put Option Milestone (as
          --------------------
defined below) is achieved on each Business Day occurring during the period beginning on (and including) the Approval Date (as defined below) and ending on (and including) the tenth (10th) Business Day following the later of (a) the Approval Date and (b) the First Registration Deadline as defined in the Registration Rights Agreement (such tenth Business day, the "Put Option Closing
                                                              ------------------
Date"),  the  Company  shall  have  the right, upon the terms and subject to the
----
satisfaction or waiver of the conditions set forth herein, to require each Satellite Entity (as defined below) to purchase for the Purchase Price, (i) up to such Satellite Entity's pro rata share (based on the number of Initial Preferred Shares purchased by each Satellite Entity) of a number of Preferred Shares having an aggregate Stated Value equal to the Put Option Aggregate Stated Value (as defined below) (subject to adjustment for stock splits, dividends and similar events) (each, a "Put Option Preferred Share" and, together with the
                              --------------------------
other  Preferred  Shares  issued  and  sold  at the Put Option Closing, the "Put
                                                                             ---
Option  Preferred  Shares"),  and  (ii)  a  Warrant (a "Put Option Warrant" and,
-------------------------                               ------------------
together with the other Warrants issued and sold at the Put Option Closing, the "Put Option Warrants"). In order to exercise such right, the Company must
 ---------------------
deliver  written  notice thereof to each Satellite Entity (a "Put Option Closing
                                                              ------------------
Notice") on or before the seventh (7th) Business Day following the Approval Date
------
(the  "Put  Option  Closing  Notice  Deadline").
       --------------------------------------

     The closing of the purchase and sale of the Put Option Preferred Shares and the Put Option Warrants (the "Put Option Closing") will occur at the offices of
                               ------------------
Duval & Stachenfeld, LLP, 300 East 42nd Street, New York, New York 10017, on the Put Option Closing Date, provided that each of the conditions to the Put Option Closing described in Sections 5.3 and 5.4 hereof has been satisfied or waived by
                     ------------     ---
the Company or each Satellite Entity, as appropriate. The Put Option Closing will be deemed to occur, subject to the terms and conditions set forth in this Agreement, when (A) each of the Put Option Transaction Documents (as defined below) has been executed and delivered by the Company and, to the extent applicable, by each Satellite Entity, and (B) each Satellite Entity has delivered the Purchase Price payable by it to the Company by wire transfer of immediately available funds against physical delivery of duly executed certificates representing the Put Option Preferred Shares and Put Option Warrant being purchased by such Satellite Entity. If the Company has not delivered the Put Option Closing Notice by the Put Option Closing Notice Deadline, or if the Put Option Closing has not occurred due to a failure by the Company to reach the Put Option Milestones or satisfy the other conditions to a Satellite Entity's obligation to purchase Put Option Preferred Shares and a Put Option Warrant, the Company shall, within 5 business days following the Put Option Closing Notice Deadline, and without any further payment or consideration owing to it, issue and deliver to each Satellite Entity a warrant substantially in the form of the Warrants, exercisable into the number of shares of Common Stock that would have been subject to the Put Option Warrants had they been issued (without regard to any restriction on such conversion), with an exercise price equal to $1.75 (subject to adjustment as specified therein).

     Each of the Initial Closing and the Put Option Closing are hereinafter referred to as a "Closing". The Initial Preferred Shares and the Put Option
                      -------
Preferred  Shares are collectively referred to herein as the "Preferred Shares";
                                                              ----------------
the Initial Preferred Stock and the Put Option Preferred Stock is collectively referred to herein as the "Preferred Stock"; and the Initial Warrants and the
                              ---------------
Put Option Warrants are collectively referred to herein as the "Warrants".
                                                                --------

     1.3  Certain Definitions.  When used herein, the following terms shall have
          -------------------
the  respective  meanings  indicated:

                    "Affiliate"  means, as to any Person (the "subject Person"),
                     ---------                                 --------------
any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, "control" when used with
                                                         -------
respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person's board of directors or other management committee or group, by contract or otherwise.

                    "Approval Date" means the date on which Stockholder Approval
                     -------------
has  been  obtained.

                    "Board of Directors" means the Company's board of directors.
                     ------------------

                    "Business Day" means any day other than a Saturday, a Sunday
                     ------------
or a day on which the New York Stock Exchange or commercial banks located in New York City are authorized or permitted by law to close.

                    "Cap  Amount" means 19.99% of the number of shares of Common
                     -----------
Stock outstanding on the Closing Date (subject to adjustment upon a stock split, stock dividend or similar event).

                    "Certificate  of  Designation"  has the meaning specified in
                     ----------------------------
the  preamble  to  this  Agreement.

                    "Closing  Date"  means  each of the Initial Closing Date and
                     -------------
the  Put  Option  Closing  Date.

                    "Commission" means the United States Securities and Exchange
                     ----------
Commission.

                    "Common  Stock"  means the common stock, par value $0.01 per
                     -------------
share,  of  the  Company.

                    "Conversion Price" means $1.55 (subject to adjustment as set
                     ----------------
forth  in  the  Certificate).

                    "Debt"  means,  as  to  any  Person  at  any  time:  (a) all
                     ----
indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 60 days; (c) all capital lease obligations of such Person; (d) all indebtedness, liabilities and obligations of others guaranteed by such Person;
(e) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of capital stock of such Person.

                    "Environmental  Law"  means  any federal, state, provincial,
                     ------------------
local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

                    "ERISA" means the Employee Retirement Income Security Act of
                     -----
1974,  as amended, and the regulations and published interpretations thereunder.

                    "Exchange Act" means the Securities Exchange Act of 1934, as
                     ------------
amended  (or  any  successor  act),  and  the  rules and regulations thereunder.

                    "Excluded Security" means (i) the Securities; (ii) shares of
                     -----------------
Common Stock issuable upon conversion of the Series A Preferred Stock; (iii) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or agreements or restricted stock plans or agreements in effect as of the Closing Date and up to an additional 500,000 shares of Common Stock issuable or issued to employees, directors, consultants or lenders from time to time as shares or upon the exercise of options or warrants, which may be granted in the discretion of the Board of Directors pursuant to one or more agreements, stock option plans or agreements or restricted stock plans or agreements approved by the independent directors of the Board of Directors after the Closing Date; (iv) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; and (v) shares of Common Stock issued in connection with the acquisition by the Company of any corporation or other entity as long as a fairness opinion with respect to such acquisition is rendered by an investment bank of national recognition.

                    "Execution  Date"  means  the  date  of  this  Agreement.
                     ---------------

                    "First  Registration Statement" has the meaning set forth in
                     -----------------------------
the  Registration  Rights  Agreement.

                    "Floor  Price"  means  $1.26,  subject  to adjustment in the
                     ------------
event  of  a  stock  split,  stock  dividend  or  similar  event.

                    "GAAP"  means  generally  accepted  accounting  principles,
                     ----
applied on a consistent basis, as set forth in (i) opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board and (iii) interpretations of the Commission and the Staff of the Commission. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                    "Governmental Authority" means any nation or government, any
                     ----------------------
state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

                    "Governmental  Requirement"  means  any  law, statute, code,
                     -------------------------
ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

                    "Initial  Closing"  and  "Initial  Closing  Date"  have  the
                     ----------------         ----------------------
respective  meanings  specified  in  Section  1.1  hereof.
                                     ------------

                    "Initial  Effective  Date"  has the meaning set forth in the
                     ------------------------
Registration  Rights  Agreement.

                    "Initial  Transaction  Documents"  means (i) this Agreement,
                     -------------------------------
(ii) the Initial Warrants, (iii) the Registration Rights Agreement, and (iv) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Initial Closing.

                    "Intellectual  Property"  means any U.S. or foreign patents,
                     ----------------------
patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

                    "Investor" has the meaning specified in the preamble to this
                     --------
Agreement and shall be deemed to include any accounts over which an Investor has investment discretion.

                    "Key  Person" means each of Steven Solomon, Richard Connelly
                     -----------
and  Carl  Banzhof.

                    "Lien"  means, with respect to any Property, any mortgage or
                     ----
mortgages, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                    "Material  Adverse  Effect" means an effect that is material
                     -------------------------
and adverse to (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its Subsidiaries taken as a whole or (ii) the transactions contemplated by the Certificate, this Agreement or the other Transaction Documents or (iii) the Company's ability to perform its obligations under the Certificate, this Agreement and the other Transaction Documents.

                    "Material Contracts" means, as to the Company, any agreement
                     ------------------
required pursuant to Item 601 of Regulation S-B or Item 601 of Regulation S-K, as applicable, under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof, including without limitation any such agreements (and amendments, modifications, supplements, renewals and restatements thereof) existing on the date hereof that will be required to be so filed as an exhibit to the Registration Statement.

                    "NASD" means the National Association of Securities Dealers,
                     ----
Inc.

                    "Outstanding Registrable Securities" means, at any time, all
                     ----------------------------------
Registrable Securities that at such time are either issued and outstanding or issuable upon conversion of the Preferred Stock or exercise of the Warrants (without regard to any limitation on such conversion or exercise).

                    "Pari  Passu  Securities"  means  any  securities ranking by
                     -----------------------
their terms pari passu with the Preferred Stock in respect of payment of dividends, redemption or distribution upon liquidation.

                    "Pension Plan" means an employee benefit plan (as defined in
                     ------------
ERISA) maintained by the Company for employees of the Company or any of its Affiliates.

                    "Permitted  Debt"  means  the  following:
                     ---------------

                         (a)  Debt that is outstanding on the Execution Date and
disclosed  on  Schedule 3.5 hereto, and any replacement of such debt, consisting
               ------------
of revolving working capital credit facilities obtained from commercial lending institutions on commercially reasonable terms and secured only by the Company's and/or its Subsidiaries' accounts receivable and/or inventory; provided, however, that in no event shall outstanding Debt exceed Debt that outstanding on the Execution Date and disclosed on Schedule 3.5 hereto;
                                          -------------

                         (b)  Debt  consisting  of capitalized lease obligations
and purchase money indebtedness incurred in connection with acquisition of capital assets and obligations under sale-leaseback or similar arrangements provided in each case that such obligations are not secured by Liens on any assets of the Company or its Subsidiaries other than the assets so leased; and

                         (c)  Debt  assumed  or  incurred in connection with the
acquisition by the Company or its Subsidiaries of all or substantially all of the capital stock or other equity interests in, or all or substantially all of the assets (constituting a business unit) of, any Person; provided, that the total amount of Debt assumed or incurred in connection with any such acquisition shall not exceed the product of four (4) times the amount of the acquired entity's or business unit's total earnings before interest, taxes, depreciation and amortization (as determined in accordance with GAAP) for the twelve (12) full calendar months immediately prior to such acquisition.

                    "Permitted  Liens"  means  the  following:
                     ----------------

                    (a) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                    (b) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established;

                    (c) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, for which adequate reserves (as determined in accordance with GAAP) have been established;

                    (d) any interest or title of a lessor under any capitalized lease obligation provided that such Liens do not extend to any property or assets which is not leased property subject to such capitalized lease obligation;

                    (e) purchase money Liens to finance property or assets of the Company or any Subsidiary of the Company acquired in the ordinary course of business; provided, however, that (A) the related purchase money Debt shall not exceed the cost of such property or assets (including the cost of design, development, improvement, production, acquisition, construction, installation and integration) and shall not be secured by any property or assets of the Company or any Subsidiary of the Company other than the property and assets so acquired or constructed (and any improvements) and (B) the Lien securing such purchase money Debt shall be created within ten (10) days of such acquisition, construction or improvement;

                    (f) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

                    (g) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its subsidiaries, including rights of offset and set off; and

                    (h)  Liens  existing  on the Execution Date and disclosed on
     Schedule  3.5  hereto.
     -------------

                    "Person"  means  any  individual,  corporation,  trust,
                     ------
association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

                    "Preferred  Stock  Termination Date" means the first date on
                     ----------------------------------
which  there  are  no  Preferred  Shares  outstanding.

                    "Principal Market" means the principal exchange or market on
                     ----------------
which  the  Common  Stock  is  listed  or  traded.

                    "Property"  means  property  and/or  assets  of  all  kinds,
                     --------
whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

                    "Pro  Rata  Share"  means,  with respect to an Investor, the
                     ----------------
ratio determined by dividing (i) the number of Preferred Shares purchased hereunder by such Investor by (ii) the aggregate number of Preferred Shares purchased hereunder by all of the Investors.

                    "Purchase Price" means, with respect to the Preferred Shares
                     --------------
and Warrant being purchase by an Investor at a Closing, the Stated Value of the Preferred Shares being purchased by such Investor at such Closing.

                    "Put  Option Aggregate Stated Value" means $11,000,000 minus
                     ----------------------------------                    -----
the  Stated  Value  of  the  Initial  Preferred  Shares.

                    "Put  Option  Milestones"  means  each  of  the  following:
                     -----------------------

                    (a)  the  Company  has  obtained  Stockholder  Approval;

                    (b) the First Registration Statement has been declared effective and is available to the Investors for resales of Conversion Shares and Warrant Shares; and

                    (c) the Closing Bid Price (as defined in the Certificate) is not less than $1.30 (subject to adjustment for stock splits, stock dividends and similar events).

                    "Put  Option Closing" and "Put Option Closing Date" have the
                     -------------------       -----------------------
respective  meanings  specified  in  Section  1.2  hereof.
                                     ------------

                    "Put  Option Transaction Documents" means (i) the Put Option
                     ---------------------------------
Warrants, and (ii) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Put Option Closing.

                    "Registrable Securities" means the Conversion Shares and the
                     ----------------------
Warrant Shares, any other shares of Common Stock issuable pursuant to the terms of the Certificate of Designation or the Warrants, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares or the Warrant Shares; provided, however, that "Registrable Securities" shall not include any such shares that have been sold to the public pursuant to the Registration Statement or Rule 144.

                    "Rule  144"  means Rule 144 under the Securities Act, or any
                     ---------
successor  provision.

                    "Satellite  Entity"  means  an  Investor  whose  assets  are
                     -----------------
managed  by  Satellite  Asset  Management L.P. or one of more of its Affiliates.

                    "SEC  Documents"  has  the  meaning specified in Section 3.4
                     --------------                                  -----------
hereof.

                    "Second  Effective  Date"  has  the meaning set forth in the
                     -----------------------
Registration  Rights  Agreement.

                    "Second Registration Statement" has the meaning set forth in
                     -----------------------------
the  Registration  Rights  Agreement.

                    "Securities"  has  the  meaning specified in the preamble to
                     ----------
this Agreement.

                    "Senior  Securities" means (i) any Debt issued or assumed by
                     ------------------
the Company and (ii) any securities of the Company which by their terms have a preference over the Preferred Stock in respect of payment of dividends, redemption or distribution upon liquidation.

                    "Series  A  Preferred  Stock"  means the Company's currently
                     ---------------------------
     outstanding Series A 5% Convertible Preferred Stock.

                    "Stated  Value"  means  $1,000,  subject  to  proportionate
                     -------------
     adjustment in the event of a stock split or similar event.

                    "Stockholder  Approval"  means  the  affirmative  vote  of a
                     ---------------------
majority (or such other number as may be required by any Governmental Requirement) of the holders of such number of votes cast at a duly convened meeting (or pursuant to a written consent) of the Company's stockholders approving (i) the issuance of Conversion Shares or Warrant Shares in excess of the Cap Amount as may be required under the applicable listing requirements of the Nasdaq Stock Market, (ii) the issuance of shares of Common Stock pursuant to the Series A Preferred Stock and the related warrants in excess of 19.99% of the number of shares of Common Stock outstanding on the date on which the Series A Preferred Stock and the related warrants were first issued (subject to adjustment upon a stock split, stock dividend or similar event) as may be required under the applicable listing requirements of the Nasdaq Stock Market,
(iii) the authorization of at least 50,000,000 additional shares of Common Stock for issuance and (iv) an amendment to the Certificate of Designation for the Series A Preferred Stock for the sole purpose of reducing the conversion price of the Series A Preferred Stock to $3.00 (subject to adjustment as provided therein).

                    "Subsequent Issuance" means the issuance, sale, exchange, or
                     -------------------
agreement or obligation to issue, sell or exchange or reserve, or agreement to or set aside for issuance, sale or exchange, (1) shares of Common Stock, (2) any other equity security of the Company or any of its Subsidiaries, including without limitation shares of preferred stock, (3) any other security of the Company or any of its Subsidiaries which by its terms is convertible into or exchangeable or exercisable for any equity security of the Company or any of its Subsidiaries, or (4) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (1) through (3); provided, however, that the issuance or sale, or agreement to issue or sell, an Excluded Security shall not constitute a Subsequent Issuance.

                    "Subsidiary"  means,  with  respect  to  the  Company,  any
                     ----------
corporation or other entity (other than an entity having no material operations or business during the twelve month period immediately preceding the Execution
Date) of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether, in the case of a corporation, stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned or controlled by the Company and/or one or more of its Affiliates.

                    "Termination  Date"  means the first date on which there are
                     -----------------
     no Preferred Shares or Warrants outstanding.

                    "Trading  Day"  means  any  day on which the Common Stock is
                     ------------
purchased  and  sold  on  the  Principal  Market.

                    "Transaction  Documents"  means  the  Initial  Transaction
                     ----------------------
     Documents and the Put Option Transaction Documents.

     1.4  Other  Definitional  Provisions.  All  definitions  contained  in this
          -------------------------------
Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.   REPRESENTATIONS  AND  WARRANTIES  OF  EACH  INVESTOR.
     ----------------------------------------------------

     Each Investor (with respect to itself only) hereby represents and warrants to the Company and agrees with the Company that, as of the Execution Date:

     2.1  Authorization;  Enforceability.  Such  Investor  is  duly  and validly
          ------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with the requisite corporate power and authority to purchase the Preferred Shares and Warrant being purchased by it hereunder and to execute and deliver this Agreement and the other
Transaction Documents to which it is a party. This Agreement constitutes, and upon execution and delivery thereof, each other Transaction Document to which such Investor is a party will constitute, such Investor's valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     2.2  Accredited  Investor.  Such  Investor  is  an "accredited investor" as
          --------------------
that term is defined in Rule 501 of Regulation D; (ii) is acquiring the Preferred Shares and Warrants solely for its own account, and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under, or are exempt from the registration requirements of, the Securities Act; provided, however, that, in making such representation, such Investor does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

     2.3  Information.  The  Company  has, prior to the Execution Date, provided
          -----------
such Investor with information regarding the business, operations and financial condition of the Company, and has, prior to the Execution Date, granted to such Investor the opportunity to ask questions of and receive satisfactory answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Shares and Warrants hereunder, and based thereon believes it can make an informed decision with respect to its investment in the Securities. Neither such information nor any other investigation conducted by such Investor or its representatives shall modify, amend or otherwise affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement.

     2.4  Limitations  on  Disposition.  Such Investor acknowledges that, except
          ----------------------------
as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

     2.5  Legend.  Such  Investor understands that the certificates representing
          ------
the Securities may bear at issuance a restrictive legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale. Notwithstanding the foregoing but subject to compliance with the requirements of the Securities Act and applicable state securities laws, these securities and the securities issuable upon exercise hereof (i) may be pledged or hypothecated in connection with a bona fide margin account or other loan secured by such securities and (ii) may be transferred or assigned to an affiliate of the holder hereof."

          Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement and the holder represents in writing to the Company that such Securities have been or will be sold pursuant to such registration statement and in compliance with the prospectus delivery requirements under the Securities Act, (B) such Securities have been sold pursuant to Rule 144, subject to receipt by the Company of customary documentation in connection therewith, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision and the holder thereof represents in writing to the Company that it is eligible to use such rule for public resales of such Securities, the certificates representing such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

     2.6  Reliance on Exemptions.  Such Investor understands that the Securities
          ----------------------
are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine
                                                 ---------
the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

     2.7  Non-Affiliate Status; Common Stock Ownership.  Such Investor is not an
          --------------------------------------------
Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Person with regard to its purchase of Preferred Shares and Warrants or otherwise in respect of the Company. Such Investor's investment in the Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors.

     2.8  General  Solicitation.  Such  Investor is not purchasing the Preferred
          ---------------------
Shares and Warrants as a result of any advertisement, article, notice or other communication regarding the Preferred Shares and Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

     2.9  Independent  Investment  Decision.  Such  Investor  has  independently
          ---------------------------------
evaluated the merits of its decision to purchase the Preferred Shares and Warrants pursuant to this Agreement, such decision has been independently made by such Investor and such Investor confirms that it has relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor's business and/or legal counsel, or the Company's legal counsel, in making such decision.

     2.10 Fees.  Such Investor is not obligated to pay any compensation or other
          ----
fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.


3.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.     The  Company hereby
     ---------------------------------------------------
represents and warrants to each Investor as of the Execution Date (except that to the extent that any representation or warranty relates to a particular date, the Company hereby makes such representation or warranty as of that particular date), and agrees with such Investor, as follows and acknowledges that such Investor is relying on the representations, acknowledgments and agreements made by the Company in this Article 3 and elsewhere in this Agreement in making investing, trading and other decisions concerning the Company's securities:

     3.1  Organization,  Good  Standing  and Qualification.  Each of the Company
          ------------------------------------------------
and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted, except as described on Schedule 3.1. Each of the Company and each of
                                  ------------
its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except as described on
Schedule  3.1  or  where  the  failure  so  to  qualify has not had or would not
-------------
reasonably  be  expected  to  have  a  Material  Adverse  Effect.

     3.2  Authorization;  Consents.  The  Company  has  the  requisite corporate
          ------------------------
power and authority to adopt and file the Certificate of Designation and perform its obligations thereunder, to enter into and perform its obligations under this Agreement and the other Transaction Documents, including without limitation its obligations to issue and sell the Preferred Shares and Warrants to such Investor in accordance with the terms thereof and to issue Conversion Shares and Warrant Shares upon conversion of the Preferred Shares or exercise of the Warrants, as the case may be. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Certificate of Designation, this Agreement and the other Transaction Documents has been taken, and, except as described on Schedule 3.2, no further
                                                        ------------
consent or authorization of the Company, its Board of Directors, stockholders, any Governmental Authority or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the Nasdaq SmallCap Market or otherwise). The Board of Directors has determined, at a duly convened meeting or pursuant to a unanimous written consent, that the issuance and sale of the Securities, and the consummation of the transactions contemplated by the Certificate of Designation, this Agreement and the other Transaction Documents (including without limitation the issuance of the Conversion Shares and the Warrant Shares), are in the best interests of the Company.

     3.3  Due  Execution;  Enforceability.  This  Agreement  has been and, at or
          -------------------------------
prior to each Closing, each other Transaction Document executed and/or delivered thereat will be, duly executed and delivered by the Company. Each Transaction Document constitutes (or as of the Closing at which such Transaction Document is delivered, will constitute) the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     3.4  SEC  Documents;  Agreements;  Financial Statements; Other Information.
          ---------------------------------------------------------------------

          3.4.1     The  Company is subject to the reporting requirements of the
Exchange Act and has filed with the Commission all reports, schedules, registration statements and definitive proxy statements that the Company was required to file with the Commission on or after December 31, 2003 (collectively, the "SEC Documents"). Other than the transactions effected
                      --------------
hereby, the Company is not aware of any event occurring or expected to occur on or prior to the Closing Date that would require the filing of, or with respect to which the Company intends to file, a Current Report on Form 8-K after the Closing. Each SEC Document, as of the date of the filing thereof with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the Execution Date, then on the date of such amending or superseding filing). All documents required to be filed as exhibits to the SEC Documents have been filed as required.

          3.4.2 No SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) filed by the Company contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          3.4.3     The financial statements attached as Schedule 3.4 hereto (x)
                                                         ------------
have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and (y) fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). Except as disclosed on
Schedule  3.4  hereto,  the Company has no liabilities, contingent or otherwise,
-------------
other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in the Company's financial statements and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole.

     3.5  Capitalization;  Debt  Schedule.  The capitalization of the Company as
          -------------------------------
of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and agreements, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on Schedule 3.5 hereto. All outstanding
                                           ------------
shares of capital stock of the Company have been validly issued, fully paid and nonassessable and, except as set forth on Schedule 3.5 hereto, all shares of
                                              ------------
capital stock and other ownership interests issued by any Subsidiary have been validly issued, fully paid and nonassessable, free and clear of all Liens other than Permitted Liens. All outstanding shares of capital stock of the Company were issued, sold and delivered in full compliance with all applicable Federal and state securities laws. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of security holders of the Company or any Liens created by or through the Company. Except as set forth on Schedule 3.5, there are no outstanding options, warrants, scrip, rights to
    -------------
subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock (or other ownership interests) of the Company or any of its Subsidiaries (whether pursuant to anti-dilution, "reset" or other similar provisions). Except as disclosed on
Schedule  3.5 hereto, the Company or a Subsidiary of the Company owns all of the
-------------
capital  stock  of  each  Subsidiary  of  the  Company.  Except  as described on
Schedule  3.5  hereto,  neither  the Company nor any of its Subsidiaries has any
-------------
material  Debt  outstanding  as  of  the  date  hereof.

     3.6  Due  Authorization; Valid Issuance.  The shares of Preferred Stock are
          ----------------------------------
duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, free and clear of any Liens imposed by or through the Company, (ii) assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all rights, preferences and privileges described in the Certificate of Designation. The Warrants, the

Conversion Shares and the Warrant Shares are duly authorized and, when issued, sold and delivered in accordance with the terms of this Agreement, the Certificate or the Warrants, as the case may be, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company and, assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws.

     3.7  No  Conflict.  Neither  the  Company nor any of its Subsidiaries is in
          ------------
violation of any provisions of its Certificate of Incorporation, Bylaws or any other governing document. Neither the Company nor any of its Subsidiaries is in violation of or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it or any of its
Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or any of its Subsidiaries, except for any violation or default that has not had or would not reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this  Agreement  and  the  other  Transaction  Documents,  (ii)  filing  of  and performance of its obligations under the Certificate of Designation and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Stock and the Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not result in any violation of any provisions of the Company's or any of its Subsidiary's Certificate of Incorporation, Bylaws or any other governing document or in a default under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or any of its Subsidiaries or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company or of any of its
Subsidiaries  or,  except  as  described  on Schedule 3.7, the triggering of any
                                             ------------
preemptive or anti-dilution rights (including without limitation pursuant to any "reset" or similar provisions) or rights of first refusal or first offer, or any other rights that would allow or permit the holders of the Company's securities or other Persons to purchase shares of Common Stock or other securities of the Company (whether pursuant to a shareholder rights plan provision or otherwise). The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its organizational documents or the laws of the jurisdiction of its organization which is or could become applicable to the Investors as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities or any other securities pursuant to the terms of this Agreement and any and all of the Investors' ownership of the Securities or any such other securities.

     3.8  Financial  Condition;  Taxes;  Litigation.
          -----------------------------------------

          3.8.1     Except  as  otherwise described on Schedule 3.8.1, since the
                                                       --------------
date of the most recent audited balance sheet included in the financial statements attached as a Schedule 3.4 hereto, there has occurred no (i) material
                         ------------
adverse change to the Company's business, operations, properties, financial condition, or results of operations or (ii) change by the Company in its accounting principles, policies and methods except as required by changes in GAAP or applicable law.

          3.8.2     Except as otherwise described on Schedule 3.8.2, the Company
                                                     --------------
and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects and (ii) have paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has any liability with respect to accrued taxes in excess of the amounts that are described as accrued in the most recent financial statements attached as Schedule 3.4 hereto.
              -------------

          3.8.3     Except  as  described on Schedule 3.8.3, neither the Company
                                             --------------
nor any of its Subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, the NASD, any state securities commission or other Governmental Authority.

          3.8.4     Except  as described on Schedule 3.8.4, there is no material
                                            --------------
claim, litigation or administrative proceeding pending or, to the Company's knowledge, threatened or contemplated, against the Company or any of its Subsidiaries, or, to the Company's knowledge, against any officer, director or employee of the Company or any such Subsidiary in connection with such person's employment therewith. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Governmental Authority which has had or would reasonably be expected to have a Material Adverse Effect.

     3.9  Registration  Statement.  The  Company  is  eligible  to  register the
          -----------------------
Conversion Shares and Warrant Shares for resale in a secondary offering by each Investor on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, as of the date hereof and as of the Closing Date, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that could reasonably be expected to prohibit or delay the preparation, filing or effectiveness of such registration statement.

     3.10 Acknowledgement  of  Dilution.  The  Company  acknowledges  that  the
          -----------------------------
issuance of the Conversion Shares upon conversion of the Preferred Shares and issuance of Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares in accordance with the terms of the Certificate of Designation and Warrants, respectively, is unconditional regardless of the effect of any such dilution. The Company further acknowledges that each Investor may enter into short sales and engage in other hedging activity with respect to the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares and, assuming such activity complies in all material respects with applicable Governmental Requirements, the Company hereby waives any claim against any Investor alleging that such activity constitutes a breach of such Investor's contractual, legal or other obligations.

     3.11 Intellectual Property.  Except as set forth in Schedule 3.11:
          ---------------------                          -------------

          (a) Except for Permitted Liens, the Company and/or its Subsidiaries own, free and clear of claims or rights of any other Person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or has acquired licenses or other rights to use, all Intellectual Property necessary for the conduct of its business as presently conducted (other than with respect to "off-the-shelf" software which is generally commercially available and open source software which may be subject to one or more "general public" licenses). All works that are used or incorporated into the Company's or its Subsidiaries' services, products or services or products actively under development and which is proprietary to the Company or its Subsidiaries was developed by or for the Company or its Subsidiaries by the current or former employees, consultants or independent contractors of the Company or its Subsidiaries or purchased by the Company or its Subsidiaries and are owned by the Company or its Subsidiaries, free and clear of claims and rights of any other Person, other than Permitted Liens.

          (b) The business of the Company and its Subsidiaries as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company and its Subsidiaries do not, to the Company's knowledge, infringe or conflict with any patent, trademark, copyright, or trade secret rights of any third parties or any other Intellectual Property of any third parties. Neither the Company nor any of its Subsidiaries has received written notice from any third party asserting that any Intellectual Property owned or licensed by the Company or its Subsidiaries, or which the Company or its Subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or its Subsidiaries, as the case may be, and, to the Company's knowledge, there is no valid basis for any such claim (whether or not pending or threatened).

          (c) No claim is pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries nor has the Company or any of its Subsidiaries received any written notice or other written claim from any Person asserting that any of the Company's or its Subsidiaries' present or contemplated activities infringe or may infringe in any material respect any Intellectual Property of such Person, and the Company is not aware of any infringement by any other Person of any material rights of the Company or any of its Subsidiaries under any Intellectual Property Rights.

          (d) All unexpired and in force licenses or other agreements under which the Company or any of its Subsidiaries is granted Intellectual Property (excluding licenses to use "off-the-shelf" software utilized in the Company's or its Subsidiaries' internal operations and which is generally commercially available) are listed in Schedule 3.11. All such licenses or other agreements
                           -------------
are in full force and effect and, to the Company's knowledge, there is no material default by any party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby.

          (e) All unexpired licenses or other agreements under which the Company or any of its Subsidiaries has granted rights to Intellectual Property to others (including all end-user agreements) are in full force and effect, there has been no material default by the Company or its

Subsidiaries thereunder and, to the Company's knowledge, there is no material default by any other party thereto.

          (f) Each of the Company and its Subsidiaries have taken all steps required in accordance with commercially reasonable business practice to establish and preserve its respective ownership in its owned Intellectual Property and to keep confidential all material technical information developed by or belonging to the Company or its Subsidiaries which has not been patented or copyrighted. To the Company's knowledge, neither the Company nor any of its Subsidiaries is making unlawful use of any Intellectual Property of any other Person, including, without limitation, any former employer of any past or present employees of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries, nor, to the Company's knowledge, any of their respective employees or consultants, has any agreements or arrangements with former employers of such employees or consultants relating to any Intellectual Property of such employers, which materially interfere or conflict with the performance of such employee's or consultant's duties for the Company or its Subsidiaries or result in any former employers of such employees and consultants having any rights in, or claims on, the Company's or its Subsidiaries' Intellectual Property. To the Company's knowledge, the activities of the Company's and its Subsidiaries' employees and consultants do not violate any agreements or arrangements which any such employees have with former employers. Each current employee, independent contractor or consultant of the Company and its Subsidiaries has executed agreements regarding confidentiality, proprietary information and assignment of inventions and copyrights to the Company or its Subsidiaries (as the case may be), and neither the Company nor any of its Subsidiaries has received written notice that any employee, consultant or independent contractor is in violation of any agreement or in breach of any agreement or arrangement with former or present employers relating to proprietary information or assignment of inventions. Each employee listed in
Schedule  3.11  has  executed a non-competition agreement.  Without limiting the
--------------
foregoing: (i) the Company and each of its Subsidiaries have taken reasonable security measures to guard against unauthorized disclosure or use of any of its Intellectual Property; and (ii) the Company has no reason to believe that any Person (including, without limitation, any former employee or consultant of the Company or its Subsidiaries) has unauthorized possession of any of its Intellectual Property, or any part thereof, or that any Person has obtained unauthorized access to any of its Intellectual Property. The consummation of the transactions contemplated by the Certificate, this Agreement and the other Transaction Documents will not materially alter or impair, individually or in the aggregate, any of such rights of the Company or its Subsidiaries. The Company and its Subsidiaries each has complied in all material respects with its obligations pursuant to all agreements relating to Intellectual Property rights that are the subject of licenses granted by third parties, except for any non-compliance that has not had or would not reasonably be expected to have a Material Adverse Effect.

     3.12 Registration Rights.  Except as described on Schedule 3.12 hereto, the
          --------------------                         -------------
Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied in full prior to the date hereof.

     3.13 Solicitation;  Other Issuances of Securities.  Neither the Company nor
          --------------------------------------------
any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, or (ii) has, directly or indirectly, made any offers or sales of any security or the right to purchase any security, or solicited any offers to buy any security or any such right, under circumstances that would require registration of the Securities under the Securities Act.

     3.14  Fees.  Except  as  set  forth  on  Schedule  3.14, the Company is not
           ----                               --------------
obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless each Investor from and against any claim by any person or entity alleging that, as a result of any agreement or arrangement between such Person and the Company, such Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

     3.15  Foreign  Corrupt  Practices.  Neither  the  Company,  any  of  its
           ---------------------------
Subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary, has
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee (including without limitation any bribe, rebate, payoff, influence payment, kickback or other unlawful payment), or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

     3.16  Key Persons; Officers and Directors.  Set forth on Schedule 3.16 is a
           -----------------------------------                -------------
list of each of the Company's officers and directors. Each of the Company's Key Persons is currently serving in the capacity described on Schedule 3.16. The
                                                             -------------
Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. Except as set forth on Schedule 3.16,
                                                                  -------------
no Key Person has borrowed money pursuant to a currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock.

     3.17  Employee  Matters.  There  is  no  strike,  labor  dispute  or  union
           -----------------
organization activities pending or, to the knowledge of the Company, threatened between it and its employees (or between any of its Subsidiaries and such Subsidiary's employees). No employees of the Company belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment.

     3.18  Environment.  To the Company's knowledge, neither the Company nor any
           -----------
of its Subsidiaries has any current liability under any Environmental Law, nor, to the knowledge of the Company, do any factors exist that are reasonably likely to give rise to any such liability that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, neither the Company nor any of its Subsidiaries has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

     3.19  ERISA.  Except as described on Schedule 3.19, neither the Company nor
           -----                          -------------
any of its Subsidiaries maintains or contributes to, or has any obligation under, any Pension Plan. The Company and each of its Subsidiaries is in compliance in all material respects with the presently applicable provisions of ERISA and the United States Internal Revenue Code of 1986, as amended, except for matters that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

     3.20  Insurance.  The  Company  maintains  insurance  for  itself  and  its
           ---------
Subsidiaries in such amounts and covering such losses and risks as the Company believes to be reasonably prudent in relation to the businesses in which the Company and its Subsidiaries are engaged. No notice of cancellation has been received for any of such policies and the Company reasonably believes that is in compliance with all of the terms and conditions thereof. The Company has no reason to believe that it will not be able to renew any existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue doing business as currently conducted without a significant increase in cost, other than normal increases in the industry. Without limiting the generality of the foregoing, the Company maintains Director's and Officer's insurance in an amount not less than $2 million for each covered occurrence and in the aggregate.

     3.21  Property.  Except  as described on Schedule 3.21, the Company and its
           --------                           -------------
Subsidiaries have good and marketable title to all personal Property and good and marketable title in fee simple to all real property owned by them which, individually or in the aggregate, is material to the business of the Company and its Subsidiaries, in each such case free and clear of all Liens except for Permitted Liens. Any Property held under lease by the Company or its Subsidiaries is held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such Property by the Company and its Subsidiaries.

     3.22  Regulatory  Permits.  The  Company  and  its Subsidiaries possess all
           -------------------
material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses other than where the failure to possess such certificates, authorizations or permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice or otherwise become aware of any proceedings, inquiries or investigations relating to the revocation or modification of any such certificate, authorization or permit.

     3.23  Exchange  Act  Registration;  Listing.  The Company is subject to the
           -------------------------------------
reporting requirements of Section 15(d) of the Exchange Act and is quoted on the Nasdaq SmallCap Market. The Company currently meets the continuing eligibility requirements for quotation on the Nasdaq SmallCap Market and has not received any notice from Nasdaq, the NASD or any other Person that it may not currently satisfy such requirements or that such continued quotation of the Company's Common Stock on the Nasdaq SmallCap Market is in any way threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, may have the effect of, terminating the Company's reporting obligations under the Exchange Act or, except as otherwise described on Schedule 3.23, the removal of
                                                   -------------
the Common Stock from the Nasdaq SmallCap Market.

     3.24  Investment Company Status.  The Company is not, and immediately after
           -------------------------
receipt of the Purchase Price for the Securities issued under this Agreement will not be, an "investment company" or an entity "controlled" by an "investment
                 ------------------                ----------         ----------
company"  within  the  meaning of the Investment Company Act of 1940, as amended
-------
(the  "Investment Company Act"), and the Company shall conduct its business in a
       ----------------------
manner so that it will not become subject to the Investment Company Act.

     3.25  Transfer  Taxes.  No stock transfer or other taxes (other than income
           ---------------
taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before each Closing.

     3.26  Sarbanes-Oxley Act; Internal Controls and Procedures.  The Company is
           ----------------------------------------------------
in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company maintains internal accounting controls, policies and procedures, and such books and records as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company or any Subsidiary is a party or by which its properties are bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company's senior management; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; and (iii) all transactions to which the Company or any Subsidiary is a party, or by which its properties are bound, are recorded (and such records maintained) in accordance with all Government Requirements and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance with GAAP, except, in any individual case or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect.

     3.27 Embargoed Person.  None of the funds or other assets of the Company or
          ----------------
its Subsidiaries constitutes property of, or is beneficially owned, directly or indirectly, by, any person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Sec. 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated under any such United States laws (each, an "Embargoed Person"), with the result that the
                                   -----------------
investments evidenced by the Securities are or would be in violation of law. No Embargoed Person has any interest of any nature whatsoever in the Company or any of its Subsidiaries with the result that the investments evidenced by the Securities are or would be in violation of law. None of the funds or other assets of the Company has been derived from any unlawful activity with the result that the investments evidenced by the Securities are or would be in violation of law.

     3.28 Solvency.  (i) The fair saleable value of the Company's assets exceeds
          --------
the amount that will be required to be paid on or in respect of the Company's existing Debt as such Debt matures or is otherwise payable; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted taking into account the current and projected capital requirements of the business conducted by the Company and projected capital availability; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive upon liquidation of its assets, after taking into account all anticipated uses of such amounts, would be sufficient to pay all Debt when such Debt is required to be paid. The Company does not intend to incur Debt beyond its ability to pay such Debt as it matures. The Company has no knowledge of any facts or circumstances which lead it to believe that it will be required to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction, and has no present intention to so file.

     3.29 Transactions with Interested Person.   Except as set forth in Schedule
          -----------------------------------                           --------
3.29, no officer, director or employee of the Company or any of its Subsidiaries
----
is or has taken any steps to become a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors) that could reasonably be considered material to the Company or such individual, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     3.30  Customers;  Suppliers.  The  relationships  of  the  Company  and its
           ---------------------
Subsidiaries with their respective customers and suppliers are maintained on commercially reasonable terms. Since December 31, 2004, no customer or supplier of the Company or its Subsidiaries has canceled, materially modified, or otherwise terminated its relationship with the Company or its Subsidiaries or decreased materially its usage or purchase or supply of the services or products of the Company or its Subsidiaries, except for such modifications and terminations which, individually and in the aggregate, have not had, and cannot reasonably be expected to have, a Material Adverse Effect, nor does any customer or supplier have, to the Company's knowledge, any plan or intention to do any of the foregoing. The Company has no reason to believe that any of its or its Subsidiaries' suppliers will experience a manufacturing disruption, a failure to dedicate adequate resources to the production, assembly or testing of the Company's or its Subsidiaries' products, or financial instability, or that any such supplier will be unable to successfully transition its manufacturing capabilities to the future needs of the Company and its Subsidiaries.

     3.31  Full  Disclosure.  No  written  statement,  information,  report,
           -----------------
representation or warranty made by the Company in this Agreement or any other Transaction Document or furnished to such Investor by or on behalf of the
Company or any of its Subsidiaries in connection with each Closing or such Investor's due diligence investigation of the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading. Neither the Company nor any Person acting on its behalf or at its direction has provided such Investor with any information that, following the issuance of the press release in accordance with Section 4.1(c) hereof, will
                                                     --------------
constitute material non-public information. Following the issuance of the press release and filing of the Current Report on Form 8-K in accordance with Section
                                                                         -------
4.1(c)  hereof,  to  the Company's knowledge, such Investor will not possess any
------
material non-public information concerning the Company. The Company acknowledges that such Investor is relying on the representations, acknowledgements and agreements  made  by  the  Company  in  this  Section 3.31 and elsewhere in this
                                              ------------
Agreement in making trading and other decisions concerning the Company's securities.

     3.32  No  Other  Agreements.  The  Company has not, directly or indirectly,
           ---------------------
entered into any agreement with or granted any right to any Investor relating to the terms or conditions of the transactions contemplated by the Certificate of Designation or the Transaction Documents except as expressly set forth therein.

4.   COVENANTS  OF  THE  COMPANY  AND  EACH  INVESTOR.
     ------------------------------------------------

     4.1  The Company agrees with each Investor that the Company will:

               (a) file a Form D with the Commission and any applicable state securities department with respect to the Securities issued at each Closing as and when required under Regulation D and provide a copy of each such Form D to such Investor promptly after such filing;

               (b) take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the Securities for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to such Investor at each Closing;

               (c) (i) on or prior to 8:30 a.m. (eastern time) on the Business Day immediately following the Execution Date, issue a press release disclosing the material terms of the Certificate, this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and (ii) on or prior to 5:00 p.m. (eastern time) on the Business Day immediately following the Execution Date, file with the Commission a Current Report on Form 8-K disclosing the material terms of this Agreement, the Certificate of Designation and the other Transaction Documents and the transactions contemplated hereby and thereby, including as exhibits this Agreement, the Certificate of Designation, Registration Rights Agreement and form of Warrant; provided, however, that each Investor named therein shall have a reasonable opportunity to review and comment on any such press release or Current Report on Form 8-K prior to the issuance or filing thereof. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby; and

               (d) (i) on or prior to 8:30 a.m. (eastern time) on the Business Day immediately following the Put Option Closing Date, issue a press release disclosing the occurrence of the Put Option Closing and material terms thereof and (ii) on or prior to 5:00 p.m. (eastern time) on the Business Day immediately following the Put Option Closing Date, file with the Commission a Current Report on Current Report on Form 8-K disclosing the material terms of the Put Option

Closing; provided, however, that each Investor named therein shall have a reasonable opportunity to review and comment on any such press release or Current Report on Form 8-K prior to the issuance or filing thereof. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby.

     4.2 The Company agrees that it will, during the period beginning on the Execution Date and ending on the Termination Date:

               (a)  maintain  its  corporate  existence  in  good  standing;

               (b) maintain, keep and preserve all of its Properties necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

               (c) pay or discharge before becoming delinquent (A) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (B) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, that the Company shall not be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP;

               (d) comply in all material respects with all Governmental Requirements applicable to the operation of its business, including without limitation the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder;

               (e) comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

               (f) provide each Investor with copies of all materials sent to its stockholders, in each such case at the same time as such materials are delivered to such stockholders;

               (g) timely file with the Commission all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination;

               (h) until the first to occur of (x) the Initial Effective Date (or if Put Option Closing occurs, the Second Effective Date) and (y) the first date upon which the Securities are eligible for resale to the public by Investors without restriction under Rule 144, enter into and maintain written agreements with Key Persons restricting them from selling shares of Common Stock, other than in connection with any 10b-5(1) trading plans in effect as of the Execution Date and disclosed to each Investor in writing; and

               (i) use commercially reasonable efforts to maintain adequate insurance coverage (including Director's and Officer's insurance in an amount not less than $2 million for each covered occurrence and in the aggregate) for the Company and each Subsidiary.

     4.3  Reservation  of  Common  Stock.  The  Company  shall,  on  the Initial
          ------------------------------
Closing Date have authorized and reserved for issuance pursuant to the Initial Preferred Shares and the Initial Warrants (the "Reserved Amount"), free from any
                                                ---------------
preemptive rights, a number of shares of Common Stock at least equal to one hundred percent (100%) of the number of shares of Common Stock issuable upon (A) conversion of the Initial Preferred Stock in full at the Conversion Price then in effect and (B) exercise of the Initial Warrants in full at the Exercise Price then in effect, in each such case without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Certificate of Designation or the Warrants. On and after the Approval Date, the Reserved Amount shall be equal to two hundred percent (200%) of the maximum number of shares of Common Stock issuable upon (A) conversion of the outstanding Initial Preferred Shares and, if issued, the Put Option Preferred Shares in full at the Conversion Price then in effect and (B) exercise of the outstanding Initial Warrants and, if issued, the Put Option Warrants in full at the Exercise Price then in effect, in each such case without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Certificate of Designation or the Warrants. In the event that, as a result of an adjustment to the Conversion Price of the Preferred Stock or the Exercise Price for the Warrants (pursuant to anti-dilution adjustments or otherwise) after the Approval Date, the Reserved Amount is less than one hundred and fifty percent (150%) of the number of shares of Common Stock then issuable upon conversion of all of the Preferred Stock and exercise of all of the Warrants then outstanding (without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Preferred Stock or the Warrants), the Company shall take action (including without limitation seeking stockholder approval for the authorization or reservation of additional shares of Common Stock) as soon as practicable (but in no event later than the tenth
(10th) business day or, in the event that stockholder approval is required, the sixtieth (60th) day following such date) to increase the Reserved Amount to no less than two hundred percent (200%) of the number of shares of Common Stock into which such outstanding Preferred Stock are then convertible and such outstanding Warrants are exercisable. The Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the holders of seventy-five percent (75%) of the Outstanding Registrable Securities at such time. The initial Reserved Amount shall be allocated among the Investors based on each Investor's Pro Rata Share. Each increase in the Reserved Amount shall be allocated pro rata among the Investors based on the amount of Outstanding Registrable Securities held by each Investor at the time of such increase . In the event that an Investor shall sell or otherwise transfer any of such Investor's Preferred Stock or Warrant, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Preferred Stock shall be reallocated to the remaining Investors based on the amount of Outstanding Registrable Securities at the time of such increase.

     4.4  Use  of Proceeds.  The Company shall use the proceeds from the sale of
          ----------------
the Securities for general corporate purposes only, in the ordinary course of its business and consistent with past practice; provided, however, that the Company may not use such proceeds to repurchase or redeem any securities issued by the Company or any Subsidiary or to repay any loan made to or incurred by any Affiliate of the Company.

     4.5  Limitation  on  Debt  and  Liens.  During  the period beginning on the
          --------------------------------
Execution Date and ending on the Preferred Stock Termination Date, the Company shall refrain, and shall ensure that each of its Subsidiaries refrains, (a) from incurring any Debt (including without limitation by issuing any Debt securities), other than Permitted Debt, or increasing the amount of any existing line of credit or other Debt facility beyond the amount outstanding on the date hereof, and (b) from granting, establishing or maintaining any Lien on any of its assets, including without limitation any pledge of securities owned or held by it (including without limitation any securities issued by any such Subsidiary), other than Permitted Liens.

     4.6  Issuance  Limitation.
          --------------------

     (a) During the period beginning on the Execution Date and ending on the Approval Date, the Company shall not effect a Subsequent Issuance at a price per share of Common Stock that is less than the Floor Price then in effect.

     (b) During the period beginning on the Execution Date and ending on the latest to occur of (i) the ninetieth (90th) day following the Initial Closing Date, (ii) the thirtieth (30th) day following the Initial Effective Date, (iii) the ninetieth (90th) day following the Put Option Closing Date (if the Put Option Closing occurs), and (iv) the thirtieth (30th) day following the Second Effective Date (if the Put Option Closing occurs), the Company shall not effect a Subsequent Issuance.

     4.7  Certain  Transactions.  During  the  period beginning on the Execution
          ---------------------
Date and ending on the Preferred Stock Termination Date, and except as may be expressly permitted or required by the Certificate or the Transaction Documents and the Debt that is outstanding on the Execution Date and specifically disclosed on Schedule 3.5 hereto, the Company shall not, nor will it permit any
              ------------
of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Company or any Subsidiary of the Company (a) to pay dividends or make any other distribution to the Company or any Subsidiary of the Company in respect of capital stock or with respect to any other interest or participation in, or measured by, its profits, or (b) to pay any amounts that are or become payable under the Certificate or any of the Transaction Documents.

     4.8  Transactions  with  Affiliates.  The  Company  agrees that, during the
          ------------------------------
period beginning on the Execution Date and ending on the Preferred Stock Termination Date, any transaction or arrangement between it or any of its Subsidiaries and any Affiliate or employee of the Company or any of its Subsidiaries shall be effected only on an arms' length basis and shall be approved by the Board of Directors, including a majority of the Company's directors not having an interest in such transaction.

     4.9  Use  of  Investor  Name.  Except  as may be required by applicable law
          -----------------------
and/or this Agreement, the Company shall not use, directly or indirectly, any Investor's name or the name of any of its Affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of such Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

     4.10 Company's Instructions to Transfer Agent.  On or prior to each Closing
          ----------------------------------------
Date, the Company shall execute and deliver irrevocable written instructions to the transfer agent for its Common Stock (the "Transfer Agent"), and provide each
                                              --------------
Investor with a copy thereof, directing the Transfer Agent (i) to issue certificates representing Conversion Shares upon conversion of the Preferred Shares and receipt of a valid Conversion Notice (as defined in the Certificate) from an Investor, in the amount specified in such Conversion Notice, in the name of such Investor or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrants and (iii) to deliver such certificates to such Investor no later than the close of business on the third (3rd) business day following the related Conversion Date (as defined in the Certificate) or
Exercise Date (as defined in the Warrant), as the case may be. Such certificates may bear legends pursuant to applicable provisions of this Agreement or applicable law. The Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to an Investor upon conversion of the Preferred Shares, or exercise of the Warrants, and as long as the Transfer Agent is a participant in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST") and
                  ---
the Conversion Shares are eligible to be delivered through the FAST system, and such Investor has not informed the Company that it wishes to receive physical certificates therefor, and no restrictive legend is required to appear on any physical certificate if issued, the transfer agent may effect delivery of Conversion Shares or Warrant Shares, as the case may be, by crediting the account of such Investor or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Investor that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Investor's right to convert the Preferred Shares or to receive Conversion Shares in accordance with the terms of the Certificate or to exercise the Warrant or to receive Warrant Shares upon exercise of the Warrants. In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Company shall use its best efforts to cause the Transfer Agent to continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

     4.11  No  Adverse  Action.  The Company and its Subsidiaries shall refrain,
           -------------------
during the period beginning on the Execution Date and ending on the Termination Date, from taking any action or entering into any arrangement which in any way materially and adversely affects the provisions of the Certificate of Designation, this Agreement or any other Transaction Document.

     4.12  Limitations on Disposition.  No Investor shall sell, transfer, assign
           --------------------------
or  dispose  of  any  Securities,  unless:

          (a) there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) such Investor has notified the Company in writing of any such disposition, received the Company's written consent (which consent shall not be unreasonably withheld or delayed) to such disposition and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that no such consent or opinion of counsel will be required (A) if the sale, transfer or assignment complies with federal and state securities laws (and Investor certifies to such compliance) and is made to an Affiliate of such Investor which is also an "accredited investor" as that term is defined in Rule 501 of Regulation D, (B) if the sale, transfer or assignment is made pursuant to Rule 144 and such Investor provides the Company with evidence reasonably satisfactory to the Company that the proposed transaction satisfies the requirements of Rule 144 or (C) in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution or the sale of any such Securities by such broker-dealer or other financial institution following such Investor's default under such margin arrangement.

     4.13 Disclosure of Information.  The Company agrees that it will not at any
          -------------------------
time following the Execution Date disclose material non-public information to any Investor without first obtaining such Investor's written consent to receive such information. If the Company breaches its obligations under this Section
                                                                         -------
4.13,  it  shall  promptly,  and  no  later than one Business Day following such
----
breach, make a public disclosure, in compliance with Regulation FD, of all such material non-public information theretofore disclosed to such Investor.

     4.14  Listing.  The  Company  (i)  shall  use its best efforts to cause the
           -------
Common Stock, including all of the Conversion Shares issuable upon conversion of the Preferred Shares and all of the Warrant Shares issuable upon exercise of the Warrants (without regard to any limitation on such conversion or exercise), to be listed on the Nasdaq SmallCap Market, and (ii) use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq SmallCap Market, the Nasdaq National Market or the New York Stock Exchange for a minimum of five (5) years following the later of (i) the Initial Closing Date or (ii) the Put Option Closing Date (if the Put Option Closing occurs).

     4.15  Indemnification  of  Investors.   The Company will indemnify and hold
           ------------------------------
each Investor and its directors, managers, officers, shareholders, members, partners, employees and agents (each, an "Investor Party") harmless from any and
                                          --------------
all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against an Investor, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach by such Investor of such Investor's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor may have with any such stockholder or any violations by such Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing and to control any settlement of the claim; provided, however, that the Company will not settle any claim unless it first obtains the consent of the relevant Investor Parties, which consent shall not be unreasonably withheld if such settlement (i) does not require the Investor Parties to make any payment that is not indemnified under this Agreement, (ii) does not impose any non-financial obligations on the Investor Parties and (iii) does not require an acknowledgment of wrongdoing on the part of the Investor Parties. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by an Investor Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed (it being agreed that it shall not be unreasonable for the Company to withhold or delay such consent if the Company
(x) has acknowledged in writing its obligation to indemnify such Investor Party with respect to such matter, (y) the Company has assumed and is actively and in good faith pursuing the defense of such matter as herein provided, and (z) provided to such Investor Party reasonably acceptable evidence that the Company is able to comply with its indemnification obligations hereunder); or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Investor Party's wrongful actions or omissions, or gross negligence or to such Investor Party's breach of any of the representations, warranties, covenants or agreements made by such Investor in this Agreement or in the other Transaction Documents.

     4.16  Stockholder  Approval.  The  Company  shall as promptly as reasonably
           ---------------------
practicable, and in any event not later than July 20, 2005 (subject to reasonable delay based on regulatory review of the related proxy statement), hold a meeting of its stockholders for the purpose of obtaining, and shall use its best efforts to obtain, Stockholder Approval.

     4.17  Breachof  Representation.  In  the  event  that any representation or
           ------------------------
warranty made by the Company in this Agreement or any other Transaction Document is untrue or incorrect in any material respect as of the date made and such representation or warranty, if capable of being cured, is not cured within five
(5) Business Days following written notice thereof from any Investor, the Company shall pay each Investor such Investor's Pro Rata Share of the amount of $100,000 per occurrence (not to exceed $500,000 in the aggregate for all such occurrences); provided that in the event the damages or dollar amount related to such untrue or incorrect representation or warranty are quantifiable and less than $100,000, the Company shall pay such lesser amount; and provided further, that any such payment shall not impair any Investor's ability to seek actual damages or injunctive relief pursuant to the terms of this Agreement.

5.   CONDITIONS  TO  CLOSING.
     -----------------------

     5.1  Conditions  to  Investors'  Obligations  at the Initial Closing.  Each
          ----------------------------------------------------------------
Investor's obligations to effect the Initial Closing, including without limitation its obligation to purchase Initial Preferred Shares and an Initial Warrant at the Initial Closing, are conditioned upon the fulfillment (or waiver by such Investor in its sole and absolute discretion) of each of the following events as of the Initial Closing Date, and the Company shall use commercially reasonably efforts to cause each of such conditions to be satisfied:

          5.1.1 the representations and warranties of the Company set forth in this Agreement and in the other Initial Transaction Documents shall be true and correct in all material respects as of the Initial Closing Date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

          5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in the Certificate of Designation, this Agreement or the other Initial Transaction Documents that are required to be complied with or performed by the Company on or before such date;

          5.1.3 the Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware, and delivered to such Investor written evidence of the acceptance of such filing;

          5.1.4          the Initial Closing Date shall occur not later than May
                         9,  2005;

          5.1.5 the Company shall have delivered to such Investor a certificate, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled (or waived in writing by such Investor) as of the Initial Closing Date, it being understood that such Investor may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.1.6 the Company shall have delivered to such Investor a certificate, signed by the Secretary or an Assistant Secretary of the Company, attaching (i) the Certificate of Incorporation and By-Laws of the Company, and (ii) resolutions passed by its Board of Directors to authorize the transactions contemplated hereby and by the other Initial Transaction Documents, and certifying that such documents are true and complete copies of the originals and that such resolutions have not been amended or superseded, it being understood that such Investor may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.1.7 the Company shall have delivered to such Investor an opinion of counsel for the Company, dated as of the Initial Closing Date, in form and substance reasonably satisfactory to such Investor;

          5.1.8 the Company shall have delivered to such Investor a duly executed Initial Warrant and a certificate representing the Initial Preferred Shares being purchased by such Investor at the Initial Closing;

          5.1.9 the Company shall have executed and delivered to such Investor the Registration Rights Agreement;

          5.1.10 the Company shall have obtained the written agreement of each Key Person to refrain from selling shares of Common Stock until the first to occur of (x) the Initial Effective Date (or if Put Option Closing occurs, the Second Effective Date) and (y) the first date upon which all of the outstanding Securities are eligible for resale to the public by Investors without restriction under Rule 144;

          5.1.11 there shall have occurred no material adverse change in the Company's consolidated business or financial condition since the date of the Company's most recent audited financial statements attached as Schedule 3.4
                                                                    ------------
                         hereto  (except as described on Schedule 3.8.1 hereto);
                                                         --------------

          5.1.12         the Common Stock shall be quoted on the Nasdaq SmallCap
                         Market;

          5.1.13 the Company shall have authorized and reserved for issuance at least one hundred percent (100%) of the aggregate number of shares of Common Stock issuable upon conversion of all of the Initial Preferred Stock and exercise of all of the Initial Warrants to be issued at the Initial Closing (such number to be determined using the Conversion Price and Exercise Price in effect on the Initial Closing Date and without regard to any restriction on the ability of an Investor to convert Initial Preferred Stock or exercise the Initial Warrants as of such date); and

          5.1.14 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Initial Transaction Documents.

     5.2  Conditions  to  Company's  Obligations  at  the  Initial Closing.  The
          -----------------------------------------------------------------
Company's obligations to effect the Initial Closing with each Investor are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Initial Closing Date:

          5.2.1 the representations and warranties of such Investor set forth in this Agreement and in the other Initial Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

          5.2.2 such Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement and in the other Initial Transaction Documents that are required to be complied with or performed by such Investor on or before the Initial Closing Date;

          5.2.3 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Initial Transaction Documents;

          5.2.4 such Investor shall have executed each Initial Transaction Document to which it is a party and shall have delivered the same to the Company; and

          5.2.5 such Investor shall have tendered to the Company the Purchase Price for the Initial Preferred Shares and Initial Warrants being purchased by it at the Initial Closing.

     5.3  Conditions  to Investors' Obligations at the Put Option Closing.  Each
          ----------------------------------------------------------------
Satellite Entity's obligations to effect the Put Option Closing, including without limitation its obligation to purchase Put Option Preferred Shares and a Put Option Warrant at the Put Option Closing, are conditioned upon the fulfillment (or waiver by such Satellite Entity in its sole and absolute discretion) of each of the following events as of the Put Option Closing Date, and the Company shall use commercially reasonably efforts to cause each of such conditions to be satisfied:

          5.3.1 the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of the Put Option Closing Date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

          5.3.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in the Certificate of Designation, this Agreement or the other Put Option Transaction Documents that are required to be complied with or performed by the Company on or before such date;

          5.3.3 the Put Option Closing Date shall occur not later than ten Business Days after the First Registration Deadline (as defined in the Registration Rights Agreement);

          5.3.4 the Company shall have delivered to such Satellite Entity a certificate, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that the conditions specified in this paragraph 5.3 have been fulfilled (or waived in writing by such Satellite Entity) as of the Put Option Closing Date, it being understood that such Satellite Entity may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.3.5 the Company shall have delivered to such Satellite Entity an opinion of counsel for the Company, dated as of the Put Option Closing Date, in form and substance reasonably satisfactory to such Satellite Entity;

          5.3.6 the Company shall have delivered to such Satellite Entity a duly executed Put Option Warrant and a certificate representing the Put Option Preferred Shares being purchased by such Satellite Entity at the Put Option Closing;

          5.3.7 there shall have occurred no material adverse change in the Company's consolidated business or financial condition since the date of the Company's most recent audited financial statements attached as Schedule 3.4
                                                                    ------------
                         hereto  (except as described on Schedule 3.8.1 hereto);
                                                         --------------

          5.3.8 the Common Stock shall be quoted on the Nasdaq SmallCap Market; and

          5.3.9 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Put Option Transaction Documents.

     5.4  Conditions  to  Company's  Obligations at the Put Option Closing.  The
          -----------------------------------------------------------------
Company's obligations to effect the Put Option Closing with each Satellite Entity are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Put Option Closing Date:

          5.4.1 the representations and warranties of such Satellite Entity set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

          5.4.2 such Satellite Entity shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by such Satellite Entity on or before the Put Option Closing Date;

          5.4.3 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Put Option Transaction Documents; and

          5.4.4 such Satellite Entity shall have tendered to the Company the Purchase Price for the Put Option Preferred Shares and Put Option Warrants being purchased by it at the Put Option Closing.

6.   MISCELLANEOUS.
     -------------

          6.1  Survival;  Severability.  The  representations,  warranties,
               -----------------------
covenants and indemnities made by the parties herein, in the Certificate of Designation and in the other Transaction Documents shall survive the Initial Closing and the Put Option Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

          6.2  Successors  and  Assigns.  The  terms  and  conditions  of  this
               ------------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Each Investor may assign its rights and obligations hereunder, in connection with any private sale or transfer of Preferred Shares or Warrants in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Investor" shall be deemed to refer to such
                                      --------
transferee as though such transferee were an original signatory hereto. The Company may not assign its rights or obligations under this Agreement.

          6.3  No  Reliance.  Each  party  acknowledges  that  (i)  it  has such
               ------------
knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents, or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from any party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any party.

          6.4  Independent  Nature  of  Investors'  Obligations and Rights.  The
               -----------------------------------------------------------
obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other investor hereunder. Nothing contained herein, in the Certificate of Designation or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute any Investors as a partnership, an association, a joint venture or any other kind of entity, or a "group" as described in Section 13(d) of the Exchange Act, or create a presumption that any Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement or the other Transaction Documents, individually, and shall not be required to be join any other Investor as an additional party in any proceeding for such purpose.

          6.5  Injunctive  Relief.  The  Company  acknowledges and agrees that a
               ------------------
breach by it of its obligations hereunder may cause irreparable harm to each Investor and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Investor shall be entitled to seek an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

          6.6  Governing Law; Jurisdiction.  This Agreement shall be governed by
               ---------------------------
and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby (including without limitation any dispute under or with respect to the Certificate, the Preferred Shares or the Warrants), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding involving the Investor or permitted assignee of the Investor, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          6.7  Counterparts.  This  Agreement  may  be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

          6.8  Headings.  The  headings  used  in  this  Agreement  are used for
               --------
convenience only and are not to be considered in construing or interpreting this Agreement.

          6.9  Notices.  Any  notice, demand or request required or permitted to
               -------
be given by the Company or the Investors pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission (immediately followed by written confirmation delivered according to another mechanism provided by this section), unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day,
(ii)  on the next Business Day after timely delivery to an overnight courier and
(iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If  to  the  Company:

          Citadel  Security  Software  Inc.
          Two  Lincoln  Centre,  Suite  1600
          5420  LBJ  Freeway
          Dallas,  TX  75240
          Attn: Steven B. Solomon
          Phone: (214) 750-2454
          Fax:  (214)  520-0034

          with  a  copy  to:

          Wood  &  Sartain,  LLP
          12655 North Central Expressway, Suite 325
          Dallas,  Texas  75243
          Attn:  David A. Wood
          Tel:   (972) 458-0300
          Fax:   (972) 701-0302
and if to any Investor, to such address for such Investor as shall appear on the signature page hereof executed by such Investor, or as shall be designated by such Investor in writing to the Company in accordance with this Section 6.9.
                                                                    -----------

          6.10  Expenses.  The Company and each Investor shall pay all costs and
                --------
expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents; provided, however, that that, at the Initial Closing, the Company shall pay $55,000 in immediately available funds to Satellite Asset Management, L.P. in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement, the other Transaction Documents and the Certificate of Designation. Such amount may be netted out of the Purchase Price payable by Satellite Asset Management, L.P. or its Affiliates at the Initial Closing. If the Initial Closing does not occur due to a determination by the Company that it does not wish to proceed with the transactions contemplated hereby, or because the Company failed to satisfy the conditions to an Investor's obligation to purchase Initial Preferred Shares and an Initial Put Option Warrant, the Company shall pay $20,000 to Satellite Asset Management, L.P. at the time that it makes such determination.

          6.11 Entire Agreement; Amendments.  This Agreement, the Certificate of
               ----------------------------
Designation and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Outstanding Registrable Securities at such time, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. Any waver or consent shall be effective only in the specific instance and for the specific purpose for which given. Neither the Company nor any Person acting on its behalf shall, directly or indirectly, pay or cause to be paid any consideration (immediate or contingent), whether by way of interest, fee, payment for the redemption, conversion or exercise of the Securities, or otherwise, to an Investor for or as an inducement to, or in connection with the solicitation of, any amendment of any of the terms of this Agreement, the Certificate of Designation or any of the other Transaction Documents, unless such consideration is required to be paid to all of the Investors bound by such amendment.


                          [Signature Pages to Follow]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CITADEL  SECURITY  SOFTWARE  INC.


By:  __________________________
     Name:
     Title:


SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

By:  Satellite Asset Management, L.P., its Manager


     By:  __________________________
          Name:
          Title:

ADDRESS:

     c/o Satellite Asset Management, L.P.
     623 Fifth Avenue, 20th Floor
     New York, New York 10022
     Tel:    212-209-2000
     Fax:    212-209-2021

     With  a  copy  to:

     Duval  &  Stachenfeld  LLP
     300  East  42nd  Street
     New  York,  New  York  10017
     Attn:   Robert  L.  Mazzeo,  Esq.
     Tel:    212-883-1700
     Fax:    212-883-8883


Number of Preferred Shares to be Purchased: _______________

Number of Warrant Shares Initially
Issuable Upon Exercise of Warrants:_______________

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CITADEL  SECURITY  SOFTWARE  INC.


By:  __________________________
     Name:
     Title:


SATELLITE STRATEGIC FINANCE PARTNERS, LTD.

By:  Satellite Asset Management, L.P., its Manager


     By:  __________________________
          Name:
          Title:

ADDRESS:

     c/o Satellite Asset Management, L.P.
     623 Fifth Avenue, 20th Floor
     New York, New York 10022
     Tel:    212-209-2000
     Fax:    212-209-2021

     With  a  copy  to:

     Duval  &  Stachenfeld  LLP
     300  East  42nd  Street
     New  York,  New  York  10017
     Attn:   Robert  L.  Mazzeo,  Esq.
     Tel:    212-883-1700
     Fax:    212-883-8883


Number of Preferred Shares to be Purchased: _______________

Number of Warrant Shares Initially
Issuable Upon Exercise of Warrants:_______________

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CITADEL  SECURITY  SOFTWARE  INC.

By:  __________________________
     Name:
     Title:


___________________________________________
          Investor  Name

By:  __________________________,  its  Manager


     By:  __________________________
          Name:
          Title:

ADDRESS:

     ________________________
     ________________________
     Attn:  _________________
     Tel:   _________________
     Fax:   _________________

     With  a  copy  to:

     ________________________
     ________________________
     Attn:  _________________
     Tel:   _________________
     Fax:   _________________


Number of Preferred Shares to be Purchased: _______________

Number of Warrant Shares Initially
Issuable Upon Exercise of Warrants:_______________